                                                                   EXHIBIT 10.22
                                                          CONFIDENTIAL TREATMENT
                                                REQUESTED PURSUANT TO RULE 24B-2

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934. THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   MINNETRONIX

                          PRODUCTION SERVICES AGREEMENT

                                                          1635 ENERGY PARK DRIVE
                                                              ST. PAUL, MN 55108
                                                                PH: 651.917.4060
                                                               FAX: 651.917.4066
                                                             WWW.MINNETRONIX.COM

                                                                   EXHIBIT 10.22
                                                          CONFIDENTIAL TREATMENT
                                                REQUESTED PURSUANT TO RULE 24B-2

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934. THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                          PRODUCTION SERVICES AGREEMENT

THIS AGREEMENT ("Agreement") is made and entered into as of the 17th day of August, 2006, ("Effective Date") by and between HeartWare, Inc., a Delaware corporation with its principal place of business at 3351 Executive Way, Miramar, Florida 33025 ("Buyer"), and Minnetronix, Inc., a Minnesota corporation with its principal place of business at 1635 Energy Park Drive, St. Paul, Minnesota 55108 ("Seller").

WHEREAS, Seller is in the business of contract design and manufacturing of electronic, software, and mechanical assemblies and has the capability to manufacture Buyer's products described in Exhibit A ("Exhibit A") attached hereto and made a part hereof (each a "Product" and collectively, "Products") as well as to provide design, engineering, sustaining, manufacturing, test, and support services related to such Products ("Services"); and

WHEREAS, Buyer is in the business of manufacturing, distributing and selling medical devices and wishes to enter into a relationship during which Seller will provide Products and Services to Buyer; and

WHEREAS, Buyer and Seller desire to establish the terms of sale for all Products and Services now or hereafter purchased by Buyer from Seller during the term of this Agreement;

NOW, THEREFORE, Buyer and Seller hereby agree as follows:

1.0 AGREEMENT SCOPE.

1.1 Application of Agreement. Buyer and Seller agree that all sales of Products and Services from Seller to Buyer made during the term of this Agreement shall be subject to the terms of this Agreement.

1.2 Products and Services. Each Product and additional required terms specific to such Product is defined in Exhibit A, which sets forth a description thereof, additional terms of sale and purchase, and unit pricing that shall apply thereto ("Price"). The parties may, from time to time, add new products by executing addenda and/or amendments to Exhibit A. Services included in a Price, if any, are described in the section entitled "Pricing" on Exhibit A.

1.3 Specifications. Complete specifications required to inspect, manufacture, test, and ship the Products and the Components (as referenced in Section 4) in a manner acceptable to Buyer, including part numbers, revisions, bills of material and any other specifications applicable to Products ordered pursuant to this Agreement ("Specifications") will be supplied by Buyer or Buyer's agent and agreed upon in writing by Seller, or will be otherwise established and accepted by Buyer and Seller via Seller's Engineering Change Order ("ECO") process and documented in the Device Master Record ("DMR") and by part number. Seller and Buyer have

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

                                                                   EXHIBIT 10.22
                                                          CONFIDENTIAL TREATMENT
                                                REQUESTED PURSUANT TO RULE 24B-2

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934. THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

agreed upon the current Specifications for the Products, which are too complex to attach as an exhibit hereto. Neither Seller nor the Product shall be expected or required to perform outside of the Specifications, unless it is discovered that such Specifications do not comply with the requirements of a regulatory agency or board (including without limitation the U.S. Food and Drug Administration), in which event Seller shall cooperate with Buyer at Buyer's expense to change the Specifications in order to so comply.

1.4 Engineering Change Orders. Prior to Seller's making any "major revision" (i.e., a change that may affect the form, fit or function of a Product) to a Product assembly or sub-assembly (including, to the extent practicable, changes incorporated by Seller's vendors, manufacturers and subcontractors ("Suppliers")), Seller will request Buyer's consent to such major revision by issuing an ECO to Buyer. At a minimum, Buyer's approval of an ECO issued by Seller with respect to the top level assembly of a Product will be required prior to release of the Product to production. Notwithstanding any failure by Buyer to specifically approve ECOs previously presented to Buyer by Seller, Buyer's execution of an ECO shall be deemed to constitute Buyer's approval of the revision subject to such ECO, together with all Components and Specifications that are incorporated into the assembly or sub-assembly that is the subject of such ECO. In no event will Seller ship any Products to Buyer that incorporate Specifications that have not been approved by Buyer in accordance with this Section 1.4, or that have been rendered obsolete by an ECO approved by the parties in accordance with this Section 1.4. Seller will provide all documentation reasonably requested by Buyer in connection with its review of any ECO presented by Seller.

1.5 Inconsistencies in Documents. In the event of any inconsistency or conflict between any of the documents described above and/or Purchase Orders (as defined below in Section 3.1) issued pursuant to this Agreement, the following order of priority, listed here from the highest priority (a) to the lowest priority (e), in interpretation shall apply:

     (a)  Amendments or other modifications made to this Agreement.

     (b)  Exhibits of this Agreement.

     (c)  Product Specifications agreed to via Seller's ECO process.

     (d) Purchase Order (exclusive of any terms and conditions attempting to amend this Agreement).

     (e)  This Agreement.

2.0 TERM AND TERMINATION.

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

                                                                   EXHIBIT 10.22
                                                          CONFIDENTIAL TREATMENT
                                                REQUESTED PURSUANT TO RULE 24B-2

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934. THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.1 Term. This Agreement shall commence upon its execution and shall continue for an initial period of one year, and shall automatically renew for additional periods of one year unless either party gives at least ninety (90) days of prior written notice of its intention not to renew this Agreement or unless it is terminated as provided herein.

2.2 Termination for Cause. In the event of a breach of a material term of this Agreement by either party, the other party may, upon not less than sixty (60) days' prior written notice to the party in breach, terminate this Agreement unless the breach is cured prior to the end of the notice period, to the extent susceptible of cure. Notwithstanding the foregoing, in the event that a party has more than two (2) material breaches within a one hundred eighty (180) day period, the other party may terminate this Agreement upon written notice to the party in breach, with no right to a cure period for the party in breach. A breach of a material term shall include, without limitation, the following:

     a) Components and/or Products delivered to Buyer by Seller do not conform to the applicable Specification at the time of such delivery, and Seller does not operate in good faith to reasonably cure such non-conformance in a timely manner;

     b)   Buyer fails to make payment to Seller for Products on a timely basis;

     c) Buyer fails to receive Products according to the agreed upon delivery schedule; or

     d) Seller fails to make deliveries of Products on a timely basis in accordance with Section 3.4 other than as a result of a Force Majeure Event, as defined in Section 11.9 hereof.

Notwithstanding the foregoing, if Seller or Buyer ceases to conduct its operations in the normal course of business (including an inability to meet its obligations as they mature), or if any proceeding under the bankruptcy or insolvency laws are brought by or against Seller or Buyer (and not dismissed within 60 days) or if a receiver is appointed to or applied for by Seller or Buyer, the other party may terminate this Agreement and/or any Purchase Orders upon such event without liability, except for deliveries previously made or for Products ordered and covered by this Agreement that are completed or in process at the time of termination and subsequently delivered in accordance with the terms of this Agreement.

2.3 Buyer's Termination for Convenience. During any renewal term of this Agreement, Buyer may, upon at least one hundred eighty (180) days' prior written notice to Seller, terminate this Agreement for Buyer's convenience; provided that such termination shall not affect any outstanding Purchase Orders.

2.4 Seller's Termination for Convenience. Seller may discontinue supply of any Product under this Agreement by giving Buyer prior written notice one hundred eighty (180) days in

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

                                                                   EXHIBIT 10.22
                                                          CONFIDENTIAL TREATMENT
                                                REQUESTED PURSUANT TO RULE 24B-2

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934. THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

advance of said discontinuation, provided that Buyer shall have the option to purchase up to a "Lifetime" supply of the Product at the then-current Product revision level for delivery within such one hundred eighty (180) day period.

2.5 Effects of Termination. Upon termination of this Agreement, Sections 2, 5.3, 5.6, 5.7, 5.8, 8 (as it relates to payments due but not yet paid as of the date of termination), 9, 10, and 11 shall survive in accordance with their provision. A party's right to terminate this Agreement shall be without prejudice to any other remedies available to such party at law or in equity. In the event of notification of termination of the Agreement, Buyer's and Seller's obligations under this Agreement shall continue without interruption through the date of termination.

3.0 ORDERS, DELIVERY, AND ACCEPTANCE.

3.1 Purchase Orders. Buyer's purchase orders issued to Seller will be properly authorized, written, emailed, or facsimile documents specifying, and/or attaching items including: Products, Components, description, applicable part numbers, quantity, revision, delivery schedule, destination, shipping method, Specifications, special acceptance criteria (if any), unit price, and total authorized cost of the order ("Purchase Order"). The parties shall agree in writing on each Purchase Order, and the Specifications referenced thereon (using Seller's part numbers), prior to the commencement of any work related to such Purchase Order, after which Seller shall manufacture for Buyer the Products identified in such Purchase Order.

Commencement of work related to this Agreement or related to Purchase Orders is done so under the terms of this Agreement. Any additional or different terms from Buyer sent together with Purchase Orders or otherwise sent to Seller or from Seller to Buyer shall be excluded unless signed by both parties as an Amendment or an Exhibit to this Agreement.

3.2 Packaging. Seller shall prepare and pack Products in accordance with the Specifications. Costs for preparation and Product packaging are included in the Price unless not specified as part of the Product part number ordered by Buyer. Costs for crating, palletizing, and/or bulk packaging are not included in the Price.

3.3 Shipping. Shipping terms are FOB Seller's facility. Seller shall select freight carrier of its choosing unless otherwise specified by Buyer in a Purchase Order.

3.4 Delivery. The Purchase Order shall specify requested delivery dates. Seller shall ship products with appropriate lead-time such that Products arrive at Buyer's dock on or reasonably around the requested arrival dates (absent a Force Majeure Event); provided, that Seller shall notify Buyer if it has reason to believe that any particular shipment of Products may not arrive at Buyer's dock within ten (10) days after the requested arrival dates, it being agreed and understood by the parties that the failure by Seller, on more than three (3) occasions with respect to any five (5) consecutive required delivery dates as set forth in Purchase Orders previously

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

                                                                   EXHIBIT 10.22
                                                          CONFIDENTIAL TREATMENT
                                                REQUESTED PURSUANT TO RULE 24B-2

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934. THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

delivered by Buyer and agreed upon by Seller, to deliver all units required to be delivered pursuant to such Purchase Orders upon any particular delivery date to Buyer's dock within the ten-day period following the respective delivery date (provided the cause of such delivery failure is not attributable to a request by Buyer that Seller make modifications to one or more Products prior to delivery that would not otherwise have had to been made by Seller in order to deliver Products in accordance with a then-effective Purchase Order) may result in Buyer terminating this Agreement under Section 2.2.

3.5 Acceptance. The acceptance criteria for each Product shall be "conformance to the Specifications at the time of delivery." In the event that there are additional acceptance criteria by Buyer, they must be specified on the Purchase Order at the time of the initial order in accordance with Section 3.1.

     3.5.1 Within ten (10) business days of Buyer's receipt of Product, Buyer shall notify Seller in writing of any rejected Product and listing therein any and all Specifications which remained unmet at the time of delivery. Buyer bears the risk of loss and expense due to unnecessary return of Product that was in fact conforming to the Specifications at the time of delivery as verified by Seller through the testing and inspection procedures defined in the Device Master Record for such Product or otherwise established and agreed to by Buyer via Seller's ECO system. See additionally Section 6.0 below. In the event Product is returned to Seller that was conforming at the time of delivery, additional expense of Buyer includes the reasonable expense incurred by Seller in investigating the purported defect or damage.

     3.5.2 Upon return of non-conforming Product, Seller will as soon as reasonably practical (at its own option) either repair, replace or credit Buyer for non-conforming Product. The cost associated with any such repair, replacement or credit will be the responsibility of Seller. In the case of replacement or credit, title to the non-conforming Products shall pass to Seller on return delivery to Seller's dock and Seller's receipt of returned Product.

     3.5.3 In the absence of earlier notification of rejection, Buyer will be deemed to have accepted Products ten (10) business days after Buyer's receipt of the Product. Buyer payments for Product after approval or acceptance of any Products shall not (a) relieve Seller from responsibility to deliver Products in conformance with the Specifications, or (b) waive any warranty rights of Buyer hereunder.

4.0 COMPONENTS AND CONFIGURATION MANAGEMENT.

4.1 Configuration Control. Seller will maintain source control on all parts, materials, subassemblies, and components used in connection with the manufacture of Products in accordance with the provisions of Section 5.1 hereof ("Components"), unless otherwise

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

                                                                   EXHIBIT 10.22
                                                          CONFIDENTIAL TREATMENT
                                                REQUESTED PURSUANT TO RULE 24B-2

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934. THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

specified. Buyer will have access to bill of material ("BOM") data, including without limitation the cost associated with the subcomponents and subassemblies, inventory status, and production status as reasonably requested.

4.2 Product Revisions. Seller uses a product revision format that indicates different levels of product release. All revisions have a format of [major revision]-[minor revision]. Major revisions (i.e., changes that may affect the form, fit or function of any Product) are less than "1" (e.g., .01, .02, .5, etc.) prior to production release and are "001" or greater (e.g., 001, 002, etc.) after production release. Minor revisions start with alpha characters beginning at "a" after each major revision change and are incremented for each minor revision change (e.g., a, b, c, etc.). All Products provided at a revision less than 001-a (e.g., .01-a, .01-b, .5-a, etc.) shall be considered prototypes or pre-production units ("Engineering Units"). All Products provided at a revision level of 001-a or higher (e.g., 001-a, 001-b, 002-a, etc.) shall be considered production units ("Production Units").

4.3 Component Scheduling. Seller shall maintain scheduling control over Components ordering and their delivery scheduling according to Seller's production scheduling processes. Seller will issue purchase orders, or otherwise place orders, for all Components to support Buyer's Purchase Orders throughout the term of the Agreement. Any scheduling outside of Seller's standard processes shall require Buyer's prior written approval. Seller will commit to longer-term buys on an exception basis as reasonably requested by Buyer provided that all such requests are issued in writing to Seller by Buyer.

4.4 Components and other Parts Purchases. Seller agrees to sell sub-assemblies, Components, and other parts, from its inventory to Buyer on a "cost plus" basis, upon Buyer's reasonable request. Seller will quote a price, including any minimum quantity, to Buyer for such Components upon request by Buyer. All such sales are subject to the terms of this Agreement. For purposes of this section only (Section 4.4), the term "cost plus" shall mean Seller's actual cost in manufacturing or purchasing such sub-assemblies, Components and other parts, plus 25% of such actual cost. See Section 8.7 below which defines Seller's "actual cost."

4.5 Product Orders. Forecasts and Schedule Changes. Buyer will provide Purchase Order(s) representing a firm commitment for Products to be delivered as specified on the Purchase Order. In addition, Buyer shall provide non-binding forecasts to Seller ("Forecasts"), which Forecasts reflect Buyer's expected Product(s) volume requirements over a 12 month period. Seller will make reasonable efforts to accommodate schedule change requests, subject to Component availability and capacity, at Seller's sole reasonable discretion. Aggressive schedule increases will be accommodated to the best of Seller's ability according to the terms of this Agreement. Seller may use the Forecasts to purchase long lead-time items and to achieve price breaks due to order size. Forecasts and Purchase Orders may be combined to make best effort purchasing decisions. Excess or scrap Components that occur as a result of Seller's best effort purchasing

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

                                                                   EXHIBIT 10.22
                                                          CONFIDENTIAL TREATMENT
                                                REQUESTED PURSUANT TO RULE 24B-2

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934. THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

decisions, pursuant to Purchase Orders only, are Buyer's responsibility in the event of an order cancellation, Product change, or production delay.

4.6 Disaster Recovery Plan. Seller represents and warrants to Buyer that it has in place a disaster recovery plan consistent with industry standards that describes the resources, actions, tasks and data required to manage Seller's business recovery process in the event of a business interruption (the "Plan"), including without limitation a significant or catastrophic event adversely affecting in any material respect Seller's ability to supply Products. At all times during the term of this Agreement, Seller shall maintain such Plan, or a similar plan that has at least the protections contained in the Plan, in full force and effect.

5.0 QUALITY SYSTEMS, REGULATORY, AND AGENCIES.

5.1 Quality Systems Requirements. Seller will establish and maintain formal quality systems and processes that are compliant with the FDA's Quality System Regulation ("QSR") and ISO 13485, and shall use its commercially reasonable efforts to ensure that all of Seller's Suppliers are compliant therewith to the extent that compliance by such Suppliers is required thereunder. Such systems and processes will be provided and maintained at all times during the term of this Agreement by Seller and, to the extent reasonably practicable, all Suppliers to the extent required under the QSR and/or ISO 13485. Any and all special quality system requirements for the Products shall be provided by or agreed to by Buyer via the Specifications for the Product or as subsequently changed via Seller's ECO processes, in writing, at the time of Purchase Order. Seller will inform Buyer and obtain prior approval in accordance with Seller's ECO process, as described under Section 1.4, for any changes to be made, including changes with respect to Seller's Suppliers, that can affect the form, fit or function of the Products.

5.2 Buyer Audit Rights. Seller agrees that Buyer or any of its duly authorized representatives shall have access to and the right to reasonably perform routine audits on any pertinent design, manufacturing, or quality systems, and associated documentation, provided that Buyer shall provide Seller with five (5) business days' prior written notification and require two (2) business days or less to complete. Such audits shall occur at most once every six (6) month period, provided that, in the event Buyer discovers a major non-conformance, there shall not be any continuing limitation on the number of audits that Buyer may undertake, provided that such additional audits are requested by Buyer in good faith and Buyer clearly identifies in writing to Seller its reasons for conducting such additional audit and the proposed scope of such audit. In the event Buyer discovers a major non-conformance that is attributable to one of Seller's Suppliers, Seller shall use its commercially reasonable efforts to obtain such Supplier's consent to affording Buyer access to such Supplier's facility so that Buyer may review such major non-conformance. Buyer and Seller shall each incur all of its own costs in connection with routine audits.

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

                                                                   EXHIBIT 10.22
                                                          CONFIDENTIAL TREATMENT
                                                REQUESTED PURSUANT TO RULE 24B-2

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934. THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     If, as a result of any of the aforesaid audits, Buyer becomes aware that the production, packaging and/or quality systems and processes of Seller would result in a major non-conformance, Buyer shall promptly notify Seller about such non-conformance and Seller herewith undertakes to rectify all major non-conformances in production, packaging or quality systems and processes. Without limiting the generality of the foregoing, in the event that the major non-conformance relates to the quality systems or processes of Seller, Buyer shall be entitled to conduct a source inspection in order to determine the specific issues relating to the major non-conformance.

5.3 Quality System Records. Seller shall keep records, including Device Master Records (as such term is used in the QSR), on the Products in accordance with the QSR and ISO 13485 standards for the period specified in the relevant product addendum. All such records shall be subject to the confidentiality provisions of
Section 9.1 hereof. Seller shall provide Buyer access onsite to any such records. If for any reason Buyer shall require hard copies of such records, Buyer shall bear Seller's costs of compliance with Buyer's request. Electronic courtesy access to such records may be provided Buyer.

5.4 Traceability. Seller will provide lot or serial traceability to selected Components for Product as agreed to by Buyer and Seller in accordance with
Section 5.1.

5.5 Corrective and Preventive Action. A corrective and preventive action system will be managed and maintained by Seller as necessary to meet the requirements of the QSR and ISO 13485 or otherwise as a Seller of Products to Buyer in accordance with Section 5.1.

5.6 Regulatory Responsibility. Buyer shall be responsible for all FDA and other applicable international (e.g., MDD, CMDCAS, etc.) regulatory reporting and registration, regulatory submissions, Product performance monitoring, complaint handling, and field service. Buyer shall notify Seller of customer complaints related to the work performed by Seller, and any Medical Device Reports or vigilance reports that are submitted to the FDA or other international regulatory agencies regarding the Products within 10 business days of their notification or submission. Seller agrees to cooperate, support and investigate such matters as requested by Buyer. Seller shall be responsible for maintaining FDA registration for the facility that manufactures the Products.

5.7 Agencies. If Buyer seeks regulatory or safety agency approval for its own product into which Products of Seller under this Agreement are incorporated, Seller shall cooperate and fully support Buyer as requested. Seller will cooperate with agency inspections (e.g., UL, CSA, etc.) relating specifically to the Products.

5.8 Inquiries. If any governmental agency contacts Buyer or Seller to inquire about or investigate Buyer's system, therapy, treatment, device, or instrument into which the Products of Seller under this Agreement have been incorporated or Product (or component supplied Buyer)

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

                                                                   EXHIBIT 10.22
                                                          CONFIDENTIAL TREATMENT
                                                REQUESTED PURSUANT TO RULE 24B-2

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934. THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

which is the subject matter of this Agreement, the contacted Party shall use its best efforts to give notice thereof to the other party within 24 hours of receipt of such contact.

6.0 RETURNED PRODUCT AND REPAIRS.

6.1 Returned Product. All Products that Buyer deems to be non-conforming to Specifications in the relevant purchase order shall be returned to Seller after acquiring and including a Seller's Return Material Authorization (RMA) number and paperwork indicating the details of the unit being returned with a serial or lot number and a description of the problem. An RMA number is available on request from Seller's Quality Department.

     6.1.1 Shipping. Buyer shall pay for freight for Product return to Seller, and Seller shall pay for domestic Product shipment back to Buyer. Seller shall use a shipping method of the same or better expediency to that which Buyer returned Product to Seller.

     6.1.2 Decontamination. Buyer shall supply Seller with a Certificate of Decontamination along with all returned Product certifying that it is free of all toxic and biohazard materials. If no such certificate is provided, Seller may perform decontamination services as needed.

6.2 Repairs. In-warranty repairs shall be performed in accordance with Section
10.4. Seller agrees to perform out-of warranty depot repair, upgrade, and troubleshooting services as requested by Buyer. All repairs, troubleshooting, field upgrades, and field service work performed by Buyer will be at Buyer's sole expense.

7.0 BUYER AND SELLER RESPONSIBILITIES AS TO DESIGN, PROCUREMENT, ASSEMBLY, AND TEST RESPONSIBILITY.

7.1 Design Responsibility. Buyer shall be solely responsible for the design of the Products and for their safety and efficacy for the indications and intended uses. Buyer shall bear any financial or other responsibility for Product deficiencies discovered by Buyer or Seller, provided that Seller shall conduct an initial investigational analysis in its sole discretion regarding any such deficiency at its sole expense. It is Buyer's sole responsibility to review, validate, and approve the Product design, any Engineering Units Seller provides, and to ensure that any resulting product is tested, manufactured, packaged, labeled (including adequate warnings), sold and/or used in a safe, careful, and effective manner. Buyer is responsible for obtaining and maintaining FDA, UL, CE, CSA, FCC or any other necessary approvals.

7.2 Seller's Disclaimers of Responsibility. Any and all Seller supplied engineering services and results of services (i.e., designs, pre-production units, or prototypes) are provided "as is." Every design necessarily involves individualized professional judgments, the results of which cannot be guaranteed. Any Engineering Units provided by Seller may or may not meet

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

                                                                   EXHIBIT 10.22
                                                          CONFIDENTIAL TREATMENT
                                                REQUESTED PURSUANT TO RULE 24B-2

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934. THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

regulatory standards for medical equipment or software. Only those Engineering Units that (a) have been manufactured by Seller for Buyer pursuant to a Purchase Order delivered hereunder for Products, (b) represent an "interim release" Product as described in Section A.1 of Exhibit A (i.e., is at a revision level at or above .50-a but below 001-a) and (c) are accompanied by a certificate of conformance pursuant to Section A.13 of Exhibit A are suitable for human use.

7.3 Procurement, Assembly and Test Responsibility. Seller's procurement, assembly and test responsibility is limited to providing a Product that is "built to print" according to written Specifications provided to Seller by Buyer (and agreed upon by Seller) or as otherwise agreed to by Buyer via Seller's ECO process. Seller agrees to perform additional Services as may be needed from time to time as requested by Buyer.

7.4 Product Changes, Support and Sustaining Engineering. As requested by Buyer, Seller agrees to provide technical support and sustaining engineering services required to develop, design, engineer, test, support, and implement Product or process changes.

8.0  PAYMENT AND OTHER CONSIDERATION.

8.1 Invoices and Payment Terms. Seller shall issue invoices to Buyer as Products are shipped from Seller's plant for the price of shipped units and shipping costs, with a credit of any applicable prepayment, downpayment, deposit or allowance for Buyer-supplied products as established in the relevant product addendum to this Agreement. For Services performed, Seller shall issue invoices to Buyer once per month. Buyer shall deliver payment in full to Seller within thirty (30) calendar days after an invoice date. A late fee will be assessed to any overdue invoices. Such late fee shall be the lesser of a) 1.5%/month, or portion thereof, or b) the maximum amount permitted by law. In the event that payment is not made within sixty (60) days after invoice date, Seller may cease all efforts on the Products and refer the account to a collection agency at its sole discretion. Buyer shall be responsible for any and all collections and attorneys' fees incurred relating to Seller's collection of funds owed by Buyer to Seller. Notwithstanding the foregoing, Buyer may withhold payments under this Agreement or any Purchase Order while Seller is in material breach and subsequent cure period under Section 2.2 herein so long as the sum total of payment withheld is not inclusive of any amounts due and payable for prior performance of Seller for which Product Seller was not in material breach of this Agreement or the relevant Product Addendum at the time of delivery.

8.2 Out of Pocket Expenses. Buyer shall pay Seller for all reasonable out-of-pocket expenses, that Seller incurs in relation to the Services provided hereunder, provided that expenses individually or in the aggregate in excess of $7,500 shall require Buyer's prior written approval, and provided further that expenses that are incurred by Seller in the ordinary course of its business, including periodic visits to Suppliers, shall not be reimbursable by Buyer. Reasonable out-of-pocket expenses, shall include, but not be limited to, out-of-town air and

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

                                                                   EXHIBIT 10.22
                                                          CONFIDENTIAL TREATMENT
                                                REQUESTED PURSUANT TO RULE 24B-2

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934. THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ground travel, food, and lodging where applicable, and video conference, internet meetings, hosted conference calls, supplier non-recurring charges, fees or surcharges, or other miscellaneous third party costs resulting from Seller's performance under this Agreement. Mileage reimbursement for personal vehicle use shall be at the current IRS rate per mile where Seller travels out-of-town by personal or company vehicle in relation to the Services provided hereunder.

8.3 Expedite Costs. Seller shall be responsible for Seller's or Suppliers' reasonable expedite costs incurred in order to meet the standard delivery schedule unless such expedite costs become necessary due to, or are specially requested by, Buyer and are in excess of the Forecast or the delivery schedule specified on the Purchase Order. Any reasonable expedite costs incurred by Seller due to, or requested by, Buyer shall be recharged to Buyer.

8.4 Overtime Costs. Seller shall be responsible for Seller's overtime costs incurred in order to meet the standard delivery schedule unless such overtime costs become necessary due to, or are specially requested by, Buyer. Any reasonable overtime costs incurred by Seller due to, or requested by, Buyer shall be recharged to Buyer.

8.5 Production Delays. In the event of production delays requested or caused by Buyer in excess of 30 days, Buyer shall, at Seller's sole discretion, pay to Seller during the delay period either (a) an inventory deposit and fee as specified in the relevant product addendum, (b) an inventory deposit and a 1.25%/month Storage Fee (as defined in Section 8.6.1), or (c) a 2.5%/month Maintenance Fee (as defined in Section 8.6.2).

Unless otherwise specified in the product addendum for given Product(s), the standard inventory deposit shall be an amount equal to the fair market value of the Component inventory, Component purchase orders, or other written commitments from Seller to Seller's Suppliers purchased by or otherwise committed to by Seller as a result of Purchase Orders or Product Forecasts ("Committed Inventory") including Components received, or on non-cancelable, non-returnable or limited change purchase orders from Seller to Seller's Suppliers for Components that will be received by Seller during the delay period. The fee calculation shall be made using the applicable percentage from either 8.5(b) or 8.5(c) above multiplied by the average monthly value of the Committed Inventory held by Seller during the period as to which the fee applies. This fee will be charged each month, or portion thereof, during the delay.

In the event that Seller is holding Buyer-supplied or Buyer-owned inventory during the delay period, Buyer shall pay a 1.25%/month Storage Fee for those materials. In the event of production delays requested or caused by Buyer in excess of 90 days, Buyer shall purchase from Seller all Committed Inventory held at Seller during the period and pay a 1.25%/month Storage Fee until delivery of all Products or Committed Inventory from Seller to Buyer is made.

8.6 Fee Definitions.

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

                                                                   EXHIBIT 10.22
                                                          CONFIDENTIAL TREATMENT
                                                REQUESTED PURSUANT TO RULE 24B-2

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934. THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     8.6.1 "Storage Fee" In the event of a production delay per Section 8.5, this fee covers Seller's costs for the storage, maintenance, warranty, material handling, shrinkage, cycle counting, storage space, floor space and other overhead associated with the inventory as well as supplier management, discrepant material handling, purchasing efforts, reporting, tracking, and rescheduling associated with storing and managing inventory during a delay in production. The storage fee as referenced in Section 8.5 shall be 1.25% per month of actual costs associated with the Committed Inventory ("Storage Fee").

     8.6.2 "Maintenance Fee" In the event of a production delay per Section 8.5, this fee covers Seller's costs for the storage, maintenance, warranty extension, material handling, cost of capital, shrinkage, cycle counting, floor space, storage space and other overhead associated with the inventory as well as the supplier management, discrepant material handling, purchasing efforts, reporting, tracking and rescheduling associated with storing, owning, and managing inventory during a delay in production. The maintenance fee as referenced in Section 8.5 shall be 2.5%/month of actual costs associated with the Committed Inventory ("Maintenance Fee").

     8.6.3 G&A Fee. This fee covers Seller's costs for general and administrative efforts associated with various business issues including, but not limited to, purchasing, inspecting, providing warranty, inventorying, invoicing, storing, receiving, space, capitalizing, managing, and other overhead issues associated with the business relating to the items or issues to which the fee is applicable. This fee shall only be applied to costs incurred by Seller that are not included in the Price, but are otherwise covered by this Agreement and are being recharged to Buyer including, but not limited to, costs associated with Sections 8.2, 8.3, 8.4, 8.5, and 8.8. The standard G&A fee shall be 25% of the amount to which to fee is applied.

8.7 Cancellation of Purchase Orders in Whole or in Part. In the event that Buyer cancels a Purchase Order or terminates this Agreement pursuant to Section 2.0, the following terms shall apply to Committed Inventory purchased or committed to as a result of Purchase Order.

     (a) Seller will make all commercially reasonable efforts to return unneeded Components to Suppliers; and

     (b) Buyer will be responsible for the following costs arising from Buyer's Purchase Order and subsequent cancellation:

          i. Seller's actual costs associated with non-returnable or non-cancelable Committed Inventory including Committed Inventory that has been rendered non-returnable due to work performed in accordance with this Agreement and associated Purchase Orders;

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

                                                                   EXHIBIT 10.22
                                                          CONFIDENTIAL TREATMENT
                                                REQUESTED PURSUANT TO RULE 24B-2

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934. THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

          ii. Seller's actual costs associated with returnable or cancelable Committed Inventory; and

          iii. Seller's cancellation fee of twenty (20) percent of the remaining Purchase Order value at the time of the cancellation at Seller's sole discretion; provided, however, that this cancellation fee will not be required to be paid by Buyer if Buyer terminates the Agreement pursuant to Section 2.2.

Upon payment by Buyer of the amounts set forth in Section 8.7(b) above, Buyer shall own all Committed Inventory and Components, and Seller shall deliver such Committed Inventory and Components to Buyer in accordance with Section 3.3 above.

A Purchase Order shall be deemed to be cancelled if Buyer delays production thereunder for one or more successive periods in excess of nine (9) months in the aggregate (which period may be extended by up to three (3) additional months on account of a delay in Buyer's receipt of regulatory approval of Buyer's Product, for a total of twelve (12) months in the aggregate), unless such delays are primarily a result of (i) Seller's actions or inactions under this Agreement, or (ii) a Force Majeure Event.

Seller's "actual costs" include labor, overhead and other out-of-pocket expenses incurred in the purchasing, receiving, inspecting, testing, assembling, storing, counting, shipping, handling, canceling, returning, or otherwise managing or processing the Components and associated expenses of retaining and dealing with Suppliers.

8.8 Other Costs. Other costs may be incurred for Products or additional Services provided by Seller in support of Buyer's Products as requested by Buyer. Such costs may include, but are not limited to, Services requested by Buyer as per Subsection 3.5.1 and Sections 4.5, 5.6, 6.1.2, 6.2, 7.2, 7.3, 7.4, and 9.3.
Costs shall be charged to Buyer based on materials costs, third party costs, or at the then-current rates of Seller's personnel.

8.9 Cost Reduction. Buyer and Seller agree that the parties will share the benefits of any and all cost reduction efforts on a 70/30 split. The split will be allocated 70% to the originator of the cost reduction effort and 30% to the other party, via unit cost reduction, after Seller's implementation costs are recovered.

8.10 Pricing Review. Buyer and Seller agree to evaluate and/or adjust the Unit pricing stated in Exhibits no more often than once every six months at the request of Buyer or Seller.

8.11 Security Interest. Until the price for Products shipped by Seller pursuant to a Purchase Order has been paid in full, Seller shall retain and Buyer hereby grants Seller a purchase money security interest in those Products. The purchase money security interest shall automatically terminate as to any Products Buyer sells in the ordinary course of business. Buyer hereby

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

                                                                   EXHIBIT 10.22
                                                          CONFIDENTIAL TREATMENT
                                                REQUESTED PURSUANT TO RULE 24B-2

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934. THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

authorizes Seller to take any and all actions necessary to perfect such purchase money security interest, including the filing of Forms UCC-1. Upon payment in full for Products with respect to which Seller has filed a Form UCC-1, Seller shall promptly at its expense take all steps necessary to terminate such UCC-1 filing.

8.12 Buyer's Further Assurances. Nothing in this Agreement generally or in
Section 9.3 specifically shall prejudice or shorten the rights of Seller to payment in full for (a) all Seller invoiced engineering time and material and related Q&A fees ordered and agreed to in writing by Buyer during the term of this Agreement, and (b) all Production Units and Engineering Units delivered to Buyer under the terms and conditions of this Agreement.

9.0 INTELLECTUAL PROPERTY RIGHTS.

9.1 Confidential Information.

     (a) Confidential Information ("Confidential Information") includes all information furnished to the receiving party ("Receiving Party") relating to the business conducted or to be conducted by the disclosing party ("Disclosing Party"), including, but not limited to, information on markets, customers, products, software, source code, inventions, procedures, designs, financial status, plans, organization and general business strategy. Confidential Information includes information furnished in written or electronic format as well as any information that may be derived from review of Product samples, software or other assets. Confidential Information includes information disclosed before, on or after the date of this Agreement. A Receiving Party has the right to exception of information being deemed "Confidential Information" but subject to written notice to the Disclosing Party that information is or has been published to third parties in a manner specified below at Section 9.2 below.

     (b) All Confidential Information shall remain the property of the Disclosing Party. Each party shall keep Confidential Information received from the other party in confidence and trust and shall not use it for any purpose other than for the purposes of this Agreement.

     (c) The contents of this Agreement and all Confidential Information exchanged between Buyer and Seller pursuant to this Agreement, or that has previously been exchanged between Buyer and Seller relating to the subject matter hereof, shall be kept confidential by each party during the term of this Agreement and for a period of five (5) years from the day of expiration of this Agreement, with the same degree of care normally accorded by such party to its own confidential information except for purposes authorized by this Agreement. Neither party shall disclose such Confidential Information to any person or firm, for as long as

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

                                                                   EXHIBIT 10.22
                                                          CONFIDENTIAL TREATMENT
                                                REQUESTED PURSUANT TO RULE 24B-2

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934. THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

          said information is not in the public domain, unless previously authorized in writing by the other party to do so; provided, however, that each party may disclose said Confidential Information to responsible officers and employees of that party who require said information for the purposes contemplated by this Agreement, provided that said officers and employees shall have assumed like obligations of confidentiality.

     (d) Upon termination of this Agreement, either party may request the other party to return the Confidential Information that the other party has in its possession or control provided, however, that neither party will be obligated to deliver or destroy any Confidential Information that is in electronic format; rather, the parties will be permitted to retain such Confidential Information subject to the ongoing confidentiality terms and conditions of this Agreement.

9.2 Exclusions to Confidential Information. Notwithstanding any other provision of this Agreement, a Party's Information shall not be deemed Confidential Information hereunder if it (a) is or becomes publicly known through no act or omission of Receiving Party; (b) is information that the Receiving Party can demonstrate was in the Receiving Party's possession before disclosure by the Disclosing Party and was not acquired, directly or indirectly, from the Disclosing Party; (c) is obtained from a third party without obligation to the Disclosing Party and with a legal and contractual right to transmit the information; or (d) is required to be disclosed pursuant to law; provided, that the Party shall give prompt and prior written notice thereof to the Disclosing Party, and, that the Receiving Party shall give reasonable cooperation to the Disclosing Party to limit any public release of such information to the extent provided by law.

9.3 Technical Data and Intellectual Property Ownership.

     (a) Seller shall perform in strict compliance with this Agreement so that no third party rights in any invention arising hereunder are created, except rights in favor of Buyer. To the maximum extent permitted by law, all Products, materials, notes, records, drawings, designs, ideas, inventions, improvements, developments, discoveries, algorithms, know-how, techniques, processes, concepts and derivative works or other intellectual property, whether or not patentable, that are conceived, made or discovered by Seller solely or in collaboration with others, from the work performed pursuant to this Agreement (collectively, "Developed Materials"), shall be the sole and exclusive property of Buyer. Developed Materials that are (i) copyrightable,
          (ii) considered by Buyer, in its reasonable determination, to be a trade secret of Buyer, or (iii) considered by Buyer, in its reasonable determination, to be patentable by Buyer, shall be referred to herein as "Buyer Materials." Seller shall use its commercially reasonable efforts to notify Buyer promptly in writing of the identification of any new Developed Materials

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

                                                                   EXHIBIT 10.22
                                                          CONFIDENTIAL TREATMENT
                                                REQUESTED PURSUANT TO RULE 24B-2

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934. THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

          that may be copyrightable, patentable or trade secret material. Buyer hereby grants to Seller a non-exclusive, perpetual, fully-paid up, royalty free, worldwide, irrevocable right and license, with the right to grant sublicenses, to all Developed Materials that are not Buyer Materials, to make, have made, use, reproduce, modify, make derivative works, make improvements, publicly display, distribute, sell (either directly or indirectly), and offer to sell (either directly or indirectly), lease, import, practice and otherwise transfer or dispose of such item as part of or in connection with such Developed Materials that are not Buyer Materials. Each party shall use commercially reasonable efforts to notify the other party in writing within 90 days of receipt or notice thereof of any Developed Materials that it considers to be patentable or for which a copyright registration should be sought or that it considers to be a trade secret and, if applicable or appropriate in Buyer's reasonable commercial judgment, to cooperate in the preparation of a patent review plan at Buyer's expense. Notwithstanding the foregoing, any failure to deliver such a notice within such 90-day period shall not affect in any way Buyer's ownership of and property rights in any Developed Materials; provided that, in the event that Seller or a third party makes use of any such Developed Materials after the 90-day period, but prior to receipt of a notice from Buyer provided for above, any such Developed Materials that would have been Buyer Materials if proper notice had been given shall be deemed to be Developed Materials (and not Buyer Materials) and shall be subject to the rights granted to Seller pursuant to the terms of this Section 9.3. Whenever requested to do so by Buyer, Seller shall execute any and all applications, assignments, oaths or other instruments and give testimony which Buyer shall deem necessary to apply for and obtain letters of patent of the United States or of any foreign country or to protect otherwise Buyer's interest therein. Seller further agrees that Seller's obligation to execute or cause to be executed, when it is in Seller's power to do so, any such instrument or papers shall continue after the termination of this Agreement.

     (b) Seller agrees that if Buyer is unable because of Seller's unavailability or unwillingness after 10 business days prior written notice, or dissolution, to secure Seller's signature, which will not be unreasonably withheld, to apply for or to pursue any application for any United States or foreign patents or mask work or copyright registrations covering the Developed Materials assigned to Buyer above, then Seller hereby irrevocably designates and appoints Buyer and its duly authorized officers and agents as Seller's agent and attorney in fact, to act for and in Seller's behalf and stead to execute and file any such applications and to do all other lawfully permitted acts to further the prosecution and issuance of patents, copyright and mask work registrations thereon with the same legal force and

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

                                                                   EXHIBIT 10.22
                                                          CONFIDENTIAL TREATMENT
                                                REQUESTED PURSUANT TO RULE 24B-2

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934. THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

          effect as if executed by Seller, this power and agency being coupled with an interest and being irrevocable.

     (c)  Buyer and Seller understand and acknowledge that certain materials:

          (i) created by or for Seller prior to its beginning work for Buyer pursuant to this Agreement (except with respect to Materials developed by Seller for Buyer under the System Development Proposal effective January 20, 2004 by and between Buyer and Seller, as amended to date ("Development Agreement"), the ownership of which shall be governed by such Development Agreement) ("Preexisting Materials"),

          (ii) created by or for Seller in separate efforts at its own expense not in connection with its obligations under this Agreement, even to the extent that such materials may be used by Seller in its performance of this Agreement ("Ancillary Materials"),

          (iii) generally known or available to those skilled in the art, or

          (iv) owned by third parties and licensed to Seller,

          collectively, shall be excluded from Developed Materials.

     (d) Seller hereby grants, and has the right to so grant, to Buyer, a non-exclusive, perpetual, worldwide, royalty-free license to all Preexisting Materials and Ancillary Materials that may be included in the Products, in order for Buyer to use, import, sell and have sold the Products. In addition, Seller covenants and agrees, with respect to any and all Components that Seller purchases from Suppliers ("Supplier Materials"), from and after the date of this Agreement, that Seller shall obtain the right, and shall grant to Buyer, or shall obtain on Buyer's behalf, a non-exclusive, perpetual, worldwide, royalty-free license to all such Supplier Materials that may be included in the Products, in order for Buyer to use, import, sell and have sold the Products. Subject to the foregoing, Buyer shall own all rights (including all intellectual property rights) in and to the Products, and all related design information and documentation.

9.4 Seller's Inability to Deliver. In the event that Seller can no longer provide the Products to Buyer due to Seller's bankruptcy, insolvency, or Seller otherwise ceasing to conduct its operations, Seller shall provide Buyer with exclusive, perpetual, irrevocable, worldwide, royalty-free license rights in the Field to any intellectual property owned by Seller necessary for the production of the Products. Seller shall provide to Buyer all information, designs, and documentation required to produce the Products, including, but not limited to, design, assembly,

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

                                                                   EXHIBIT 10.22
                                                          CONFIDENTIAL TREATMENT
                                                REQUESTED PURSUANT TO RULE 24B-2

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934. THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

test, and manufacturing documentation, test equipment, electronic files, software source code and executables, programming equipment, and any other Components required to produce the Products. These Components shall be provided by Seller to Buyer in a timely manner and at a reasonable cost.

10.0 INDEMNITIES, LIMITATION OF DAMAGES, AND WARRANTIES.

10.1 Buyer's Indemnification. Buyer shall indemnify, defend, and hold harmless Seller and its officers, directors, employees, agents, successors and assigns from and against any and all losses, claims, actions, costs, liabilities, expenses, fines, damages, and other relief or penalties it or they may suffer (including, but not limited to, reasonable attorneys' fees and expenses) arising out of, relating to, or resulting from:

     (a) any material breach or default in the performance by Buyer of any covenant or agreement of Buyer contained in this Agreement or any Exhibit hereto;

     (b) any act or omission of Buyer or its employees or agents that constitutes gross negligence, willful misconduct, or actual fraud;

     (c) illness, injury or death to any person relating to or arising out of Buyer's performance of this Agreement;

     (d) damage to any real or tangible personal property relating to or arising out of Buyer's performance of this Agreement;

     (e) the provision, sale, use or other exploitation of the Products or any part thereof, or any products that incorporate the Products, which infringes or violates any patent, copyright, trademark, tradename, trade secret or any other proprietary right of any third party;

     (f) the testing, possession, provision, sale, use, operation or other exploitation of a Product or the testing, possession, provision, sale, use, operation or other exploitation of any of Buyer's products using or containing a Product or any other claims whatsoever by whomsoever relating to or arising out of the Product or Buyer's products that incorporate any aspect of the Services provided or Products sold hereunder; and

     (g) any and all actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal and accounting fees) incident to any of the foregoing,

provided that, Buyer's obligation to indemnify Seller hereunder shall apply only if:

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

                                                                   EXHIBIT 10.22
                                                          CONFIDENTIAL TREATMENT
                                                REQUESTED PURSUANT TO RULE 24B-2

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934. THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     (a) Seller gives Buyer prompt notice after learning of any such claims or actions,

     (b) Buyer shall have exclusive control over the defense and settlement of any such claim or actions,

     (c) Seller shall not settle or compromise any such claims or actions without Buyer's prior written approval, and

     (d) Seller shall cooperate with Buyer in a defense and settlement of any claim, at Buyer's expense, provided that Buyer shall not be liable hereunder for any settlement or compromise negotiated by Seller unless Buyer agrees in writing to be so bound. If Seller provides notice of a claim in accordance with (a) above and is not notified within ten (10) days thereafter that Buyer intends to defend the claim, Seller shall be entitled to defend such claim, and settle or compromise such claim, subject to the indemnification provided for herein.

The foregoing indemnity shall not apply to the extent that such claims or actions for damages or other relief arise from or are related to the gross negligence, willful misconduct, breach of any terms or provisions of this Agreement by, or other unlawful conduct of, Seller or any of Seller's employees or agents.

10.2 Seller's Indemnification. Seller shall indemnify, defend, and hold harmless Buyer and its officers, directors, employees, agents, successors and assigns from and against any and all losses, claims, actions, costs, liabilities, expenses, fines, damages, and other relief or penalties it or they may suffer (including, but not limited to, reasonable attorneys' fees and expenses) arising out of, relating to, or resulting from:

     (a) any material breach or default in the performance by Seller of any covenant or agreement of Seller contained in this Agreement;

     (b) any act or omission of Seller or its employees or agents that constitutes gross negligence, willful misconduct or actual fraud;

     (c) illness, injury or death to any person relating to or arising out of Seller's performance of this Agreement arising from Products manufactured by Seller, except as to any such damage arising out of or relating to Buyer's testing, possession, provision, sale, use, operation or other exploitation of the Products (unless arising from an act or omission covered by Section 10.2(b), which shall not be carved out of Seller's indemnification obligations);

     (d) material damage to any real or tangible personal property relating to or arising out of Seller's performance of this Agreement except as to any such damage arising out of or

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

                                                                   EXHIBIT 10.22
                                                          CONFIDENTIAL TREATMENT
                                                REQUESTED PURSUANT TO RULE 24B-2

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934. THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     relating to Buyer's testing, possession, provision, sale, use, operation or other exploitation of the Products; and

     (e) any and all actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal and accounting fees) incident to any of the foregoing,

provided that, Seller's obligation to indemnify Buyer hereunder shall apply only if:

     (a) Buyer gives Seller prompt notice after learning of any such claims or actions,

     (b) Seller shall have exclusive control over the defense and settlement of any such claim or actions,

     (c) Buyer shall not settle or compromise any such claims or actions without Seller's prior written approval, and

     (d) Buyer shall cooperate with Seller in a defense and settlement of any claim, at Seller's expense, provided that Seller shall not be liable hereunder for any settlement or compromise negotiated by Buyer unless Seller agrees in writing to be so bound. If Buyer provides notice of a claim in accordance with (a) above and is not notified within ten (10) days thereafter that Seller intends to defend the claim, Buyer shall be entitled to defend such claim, and settle or compromise such claim, subject to the indemnification provided for herein.

The foregoing indemnity shall not apply to the extent that such claims or actions for damages or other relief arise from or are related to the gross negligence, willful misconduct, breach of any terms or provisions of this Agreement by, or other unlawful conduct of, Buyer or any of Buyer's employees or agents.

10.3 Limitation of Damages. Neither party shall be liable to the other party for lost revenues, lost profits or other incidental, indirect, special, consequential, or exemplary damages in connection with this Agreement or performance hereunder, whether or not a party has been advised by the other party of the probability of such damage or loss, whether such damage or loss arises in contract, tort, including negligence, strict liability or otherwise. Buyer is obligated to train and instruct its employees and any potential users of the Products with regard to their safe and proper use. Buyer assumes all risks, both known and unknown, associated with the use, misuse, or loss of use of the Products. Seller shall have no liability for any injury to the operator or subject of the Products' application regardless of the reason for the injury (including, but not limited to, inappropriate therapy, use, or Product malfunction). Buyer's sole remedy under this Agreement for any Products that fail to conform to the applicable Specifications or otherwise for

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

                                                                   EXHIBIT 10.22
                                                          CONFIDENTIAL TREATMENT
                                                REQUESTED PURSUANT TO RULE 24B-2

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934. THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Seller's breach of this Agreement shall be the repair or replacement of the Products or a refund of the amount actually paid to Seller by Buyer for the Product(s).

10.4 Warranties. Seller warrants to Buyer that, with respect to those Products that constitute finished goods primarily manufactured, assembled, tested, inspected and packaged by Seller, all Production Units and/or Engineering Units manufactured by Seller for Buyer pursuant to Purchase Orders delivered hereunder for Products, for the period specified in Exhibit A, shall: (a) conform in all respects to all of the Product Specifications and (b) be free from all defects in materials and workmanship, in each case to the extent verified by Seller through the testing and inspection procedures defined in the Device Master Record for such Product or otherwise established and agreed to by Buyer via Seller's ECO system as of the date of shipment of such units and so certified by Seller to Buyer at the time of shipment. The foregoing warranties shall not apply to any Products that have been manufactured, assembled, tested, inspected and packaged primarily by third parties. Seller shall assign to Buyer any warranties received from Seller's Suppliers with respect to any Components to the extent that Seller is permitted to make such assignments. If Seller is not permitted to make such assignments, Seller shall enforce such warranties on behalf of Buyer.

During this period and only during this period, Seller's responsibility shall include and be limited to the labor costs for work performed by Seller at Seller's facility, component replacement, and domestic ground shipment of Products from Seller's facility. In all cases, costs not related to warranty repair or replacement shall be borne by Buyer.

EXCEPT AS SET FORTH ABOVE, SELLER MAKES NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE PRODUCTS.

11.0 MISCELLANEOUS.

11.1 Amendment. No amendment or modification of this Agreement shall be binding upon Buyer or Seller unless set forth in a written instrument signed by Buyer and Seller.

11.2 Changes. Any change in the (a) Product technical requirements and descriptions, Specifications, statement of work, drawings or designs; (b) shipment or packing methods; (c) place of delivery; (d) amount of Buyer-fumished Components or property; or (e) Product production methods and processes which may affect form, fit, function, interchangeability, reliability, or safety of the Products, shall require the prior mutual, written consent of Buyer and Seller, which consent shall not be unreasonably withheld. If any such changes cause an increase or decrease in the cost of or the time required for performance of this Agreement, an equitable adjustment in the Prices and schedules of this Agreement shall be made to reflect such increase or decrease and this Agreement shall be modified in writing accordingly.

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

                                                                   EXHIBIT 10.22
                                                          CONFIDENTIAL TREATMENT
                                                REQUESTED PURSUANT TO RULE 24B-2

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934. THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

11.3 Insurance.

     (a) Seller agrees to obtain and maintain the following minimum insurance coverages and limits:

          1. Worker's Compensation: Statutory limits in each state in which Seller is required to provide Worker's Compensation coverage.

          2.   Employer's Liability: Not less than $100,000.

          3. Comprehensive General Liability: $2,000,000 per occurrence excluding completed products and completed operations.

     Seller is responsible for any theft, loss, or damage to Buyer-owned property for which Seller is legally liable.

     (b) Buyer agrees to obtain and maintain the following minimum insurance coverages and limits:

          1. Worker's Compensation: Statutory limits in each state in which Buyer is required to provide Worker's Compensation coverage.

          2.   Employer's Liability: $100,000.

          3. Comprehensive General Liability: $2,000,000 per occurrence including completed products and completed operations.

          4. Product Liability Insurance: Appropriate and adequate for Products naming Seller as Additional Insured on a primary basis.

     Buyer shall provide Seller with a copy of Buyer's certificate of insurance indicating that Seller is named as an Additional Insured on a primary basis. Buyer assumes responsibility, except as specified above, for any theft, loss, or damage, including ordinary wear and tear, to Buyer-owned property regardless of location, upon its delivery to Seller or its manufacture or acquisition by Seller on Buyer's behalf. This includes, but is not limited to, equipment, materials, parts, assemblies, work in process, finished goods, returned goods, data, documentation, tooling, and any other property of Buyer.

11.4 Subcontract Management. Seller is responsible for the management of its subcontractors, suppliers, and/or vendors at its sole discretion, provided that Seller shall use its commercially reasonable efforts to ensure that all Suppliers are compliant with the QSR and ISO 13485, to the

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

                                                                   EXHIBIT 10.22
                                                          CONFIDENTIAL TREATMENT
                                                REQUESTED PURSUANT TO RULE 24B-2

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934. THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

extent that compliance by such Suppliers is required thereunder, as contemplated under Section 5.1.

11.5 Personnel Assignment. Seller reserves the right to assign, or reassign personnel at its sole discretion.

11.6 Location of Work. All work will principally be performed at Seller's facility.

11.7 Public Announcements. Neither party shall disclose, advertise, or publish the terms or conditions of this Agreement or the existence of this Agreement itself without the prior written consent of the other party, except for internal purposes and as is required by court order and the force of law and/or regulation. Except as required by law, Buyer may not disclose in its public announcements the involvement of Seller without Seller's prior written consent, which consent may not be unreasonably withheld, although it may confirm the involvement once Seller makes public announcement of its involvement with Buyer in the manufacture of Production Units for Buyer's Product.

11.8 Assignment. A party's rights under this Agreement may not be assigned or transferred in whole or in part by operation of law or otherwise without the other party's prior express written consent, which shall not be unreasonably withheld, conditioned, or delayed, provided that Buyer may assign its rights under this Agreement to any party that purchases substantially all of its stock or assets with the consent of Seller. Any attempted assignment of any rights, duties or obligations hereunder without such consent shall be void. This Agreement shall be enforceable by, inure to the benefit of, and shall be binding upon the successors and permitted assigns of the parties hereto.

11.9 Force Majeure. If performance of this Agreement, or of any obligation hereunder, is prevented, restricted or interfered with by any act or condition beyond the reasonable control of the party affected thereby (each, a "Force Majeure Event"), including without limitation fire or other casualty or accident; strikes or labor disputes; war, terrorist attacks or other violence; any law, order, proclamation, regulation, ordinance, demand or requirement of any governmental or intergovernmental agency or body, the party so affected shall be excused from such performance to the extent of such prevention, restriction or interference. Notwithstanding the foregoing, the affected party shall continue to use its commercially reasonable efforts to recommence performance whenever and to whatever extent possible without unreasonable delay, including through the use of alternate sources, workaround plans or other means. If such Force Majeure Event prevents or delays the performance of a party hereunder, Buyer and Seller shall extend the Agreement for a period of time equal to the period of time during which such Force Majeure Event continues, and during such period, each party shall be temporarily released from its obligations under this Agreement and Exhibit A hereto (other than the obligations set forth in this Section 11.9), with each of Buyer and Seller responsible for bearing its own costs incurred

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

                                                                   EXHIBIT 10.22
                                                          CONFIDENTIAL TREATMENT
                                                REQUESTED PURSUANT TO RULE 24b-2

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934. THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

during such period, it being agreed and understood that, during such period, Buyer shall be permitted to manufacture the Products or engage a third party mutually acceptable to Buyer and Seller to do the same to prevent an interruption in supply of Products to Buyer, in which event Seller shall cooperate with Buyer as reasonably requested to facilitate such activities, which may include providing copies of the Device Master Records and Device History Records for the Products to Buyer or a third party engaged to manufacture the Products during the period of the Force Majeure Event.

11.10 Taxes. Pricing stated in Exhibits shall be exclusive of any federal, state, or local excise, sales, use or other applicable taxes. Any such costs and taxes shall be the responsibility of Buyer.

11.11 Severability. Should any provision of this Agreement be finally determined to contravene any applicable law or governmental regulation, such provision shall be automatically terminated and performance thereof by both parties shall be waived to the extent of such contravention. Should such provision be considered by either party to be an essential element of this Agreement, the parties hereto agree to negotiate a new, applicable provision in good faith.

11.12 Waiver and Discharge. The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part thereof or the right of the party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

11.13 Notices. Any notice given under this Agreement shall be in writing and shall be: (1) given by confirmed facsimile transmission, (2) sent certified mail, postage prepaid, return receipt requested, or (3) sent by any nationally recognized overnight delivery service that delivers to the noticed destination and provides proof of delivery to sender. All notices shall be effective when first received at the following addresses:

     If to Buyer:      Heartware, Inc.
                       3351 Executive Way
                       Miramar, FL 33025-3935
                       Attention: Chief Operating Officer
                       Facsimile: 305-874-1401

     With a copy to:   Convergent GC, LLC
                       100 Cummings Center
                       Beverly, MA 01915
                       Attention: Audrey M. Roth
                       Facsimile: 978-336-0422

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

                                                                   EXHIBIT 10.22
                                                          CONFIDENTIAL TREATMENT
                                                REQUESTED PURSUANT TO RULE 24b-2

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934. THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     If to Seller:     Minnetronix, Inc.
                       1635 Energy Park Drive
                       St. Paul, MN 55108
                       Attn: Lynn Ihlenfeldt
                       Facsimile: 651-917-4066

11.14 Governing Law. This Agreement shall be governed by the internal laws of the State of Delaware without regard to any choice of law provisions thereof.

11.15 Benefit. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties to this Agreement or their respective successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

11.16 Injunctive Relief; Attorneys' Fees. Each party shall be entitled to seek injunctive relief in any court of competent jurisdiction in addition to any other remedy at law or in equity in the event of a breach of this Agreement without the necessity of proving actual damages or posting any bond. In the event of any legal action or proceeding arising out of or resulting from this Agreement, the prevailing party shall also be entitled to recover its reasonable attorneys' fees and costs thereby incurred.

11.17 Complete Agreement. This Agreement, together with all Exhibits, Amendments, Purchase Orders and related documents contains the complete agreement between Buyer and Seller with respect to its subject matter, provided that the parties agree that the Development Agreement shall not be deemed to be a part of this Agreement. This Agreement supersedes any and all previous discussions, prior understandings, agreements or representations, written or oral, by or between the parties related to the subject matter hereof, other than the Development Agreement.

11.18 Relationship of the Parties. Seller and Buyer intend that an independent contractor relationship shall be created by this Agreement, and nothing herein shall be construed as creating an employer/employee relationship, partnership, joint venture, or concerted action. Personnel assigned by either party to provide deliverables under this Agreement will be employees or agents of such party and will not for any purpose be considered employees or agents of the other party. Each party assumes full responsibility for the actions of such personnel while performing all its obligations hereunder, either at Seller's or Buyer's facility, and shall be solely responsible for their supervision, daily direction and control, payment of salary (including withholding of income taxes and social security), workmen's compensation and occupational disease insurance as required by law, comprehensive public liability insurance, compensation, disability benefits and the like.

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

                                                                   EXHIBIT 10.22
                                                          CONFIDENTIAL TREATMENT
                                                REQUESTED PURSUANT TO RULE 24b-2

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934. THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

11.19 Dispute Resolution.

          (a) Senior Executives. Controversies between Buyer and Seller shall be resolved, to the extent possible, by informal meetings and discussions in good faith between the parties. If a controversy cannot be resolved by informal meetings and discussions within five days after commencement thereof, the dispute shall be referred to senior executives of the parties ("Senior Executives"), who shall work together in good faith to resolve the dispute. The initial Senior Executives shall be Dozier Rowe on behalf of Buyer and Jonathan D. Pierce on behalf of Seller.

          (b) Arbitration. If the parties are unable to resolve a controversy pursuant to Section 11.19(a) within fifteen (15) days after commencement thereof, the dispute shall be settled binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA"), and the procedures set forth below. In the event of any inconsistency between the Rules of AAA and the procedures set forth below, the procedures set forth below shall control. Judgment upon the award rendered by the arbitrators may be enforced in any court having jurisdiction thereof.

          (d) Location. The location of the arbitration shall be in Chicago, Illinois.

          (e) Selection of Arbitrators. The arbitration shall be conducted by a panel of three neutral arbitrators who are independent and disinterested with respect to the parties, this Agreement, and the outcome of the arbitration. Each party shall appoint one neutral arbitrator, and these two arbitrators so selected by the parties shall then select the third arbitrator. If one party has given written notice to the other party as to the identity of the arbitrator appointed by the party, and the party thereafter makes a written demand on the other party to appoint its designated arbitrator within the next ten days, and the other party fails to appoint its designated arbitrator within ten days after receiving said written demand, then the arbitrator who has already been designated shall appoint the other two arbitrators.

          (e) Discovery. Unless the parties mutually agree in writing to some additional and specific pre-hearing discovery, the only pre-hearing discovery shall be (a) reasonably limited production of relevant documents, and (b) the identification of witnesses to be called at the hearing, which identification shall give the witness's name, general qualifications and position, and a brief statement as to the general scope of the testimony to be given by the witness. The arbitrators shall decide any disputes and shall control the process concerning these pre-hearing discovery matters. Pursuant to the Rules of AAA, the parties may subpoena witnesses and documents for presentation at the hearing. Notwithstanding anything to the contrary contained in the foregoing, in no event shall discovery extend past thirty (30) days.

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

                                                                   EXHIBIT 10.22
                                                          CONFIDENTIAL TREATMENT
                                                REQUESTED PURSUANT TO RULE 24b-2

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934. THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

          (f) Case Management. Prompt resolution of any dispute is important to both parties; and the parties agree that the arbitration of any dispute shall be conducted expeditiously. The arbitrators are instructed and directed to assume case management initiative and control over the arbitration process (including scheduling of events, pre-hearing discovery and activities, and the conduct of the hearing), in order to complete the arbitration as expeditiously as is reasonably practical for obtaining a just resolution of the dispute, provided that in no event may the entire arbitration process extend past sixty (60) days.

          (g) Remedies. The arbitrators may grant any legal or equitable remedy or relief that the arbitrators deem just and equitable, to the same extent that remedies or relief could be granted by a state or federal court, provided however, that no punitive damages may be awarded. No action may be maintained seeking punitive damages. The decision of any two of the three arbitrators appointed shall be binding upon the parties.

          (h) Expenses. The expenses of the arbitration, including the arbitrators' fees, expert witness fees, and attorney's fees, may be awarded to the prevailing party, in the discretion of the arbitrators, or may be apportioned between the parties in any manner deemed appropriate by the arbitrators. Unless and until the arbitrators decide that one party is to pay for all (or a share) of such expenses, both parties shall share equally in the payment of the arbitrators' fees as and when billed by the arbitrators.

11.20 Binding Agreement. Execution of this document shall create a binding Agreement and constitutes a commitment on the part of Buyer to pay for all Products delivered hereunder according to the purchase price or rate structure stated in the Agreement, Product or Service Addenda (Exhibits), or Amendments.

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

                                                                   EXHIBIT 10.22
                                                          CONFIDENTIAL TREATMENT
                                                REQUESTED PURSUANT TO RULE 24b-2

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934. THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the authorized representatives of the parties have executed this Agreement as of the Effective Date.

MINNETRONIX, INC.                                HEARTWARE, INC.


Signature: /S/ Richard A. Nazarian      Signature: /S/ Dozier A. Rowe
           --------------------------              -----------------------------


   ----------------------------------      -------------------------------------
By [print name of signer]:              By [print name of signer]:
   Richard A. Nazarian                     David A. Rowe
Title: President/CEO                    Title: COO
Date Signed: 8/17/06                    Date Signed: 8/31/06

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

                                                                   EXHIBIT 10.22
                                                          CONFIDENTIAL TREATMENT
                                                REQUESTED PURSUANT TO RULE 24B-2

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934. THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   MINNETRONIX
                          PRODUCTION SERVICES AGREEMENT
                                    EXHIBIT A

                            HEARTWARE LVAD COMPONENTS
                                PRODUCT ADDENDUM

                                                          1635 ENERGY PARK DRIVE
                                                              ST. PAUL, MN 55108
                                                                PH: 651.917.4060
                                                               FAX: 651.917.4066
                                                             WWW.MINNETRONIX.COM

                                                                   EXHIBIT 10.22
                                                          CONFIDENTIAL TREATMENT
                                                REQUESTED PURSUANT TO RULE 24B-2

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934. THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                    EXHIBIT A

                            HEARTWARE LVAD COMPONENTS
                                PRODUCT ADDENDUM

This Product Addendum on Exhibit A shall be effective as of August 17, 2006 ("Effective Date") and shall be attached to and considered a part of the Minnetronix Production Services Agreement ("Agreement") dated as of August 17, 2006 by and between HeartWare, Inc. ("Buyer") and Minnetronix, Inc. ("Seller"). Capitalized terms used but not otherwise defined in this Exhibit A shall have the meanings ascribed to such terms in the Agreement.

     A.1. Product Description. Buyer intends to purchase from Seller various components to be used in clinical testing of its Left Ventricular Assist Device (LVAD) System (each such component being referred to herein as a "Product" and collectively, "Products"). All Products initially will be in "interim release," as defined in Seller's Engineering Changes SOP, document # DQ-0000-13-0, revision 007-a, and described in the Pioneer System Development Plan, Seller's document # DP-0001-46-9, revision .02-a. A list of Products is included under A.2 below.

     A.2. Pricing. [***]

     A.3. Downpayment. A downpayment equal to 20% of the value (i.e., Price times number of units) of each order of Products shall be paid by Buyer at the time of placement of a Purchase Order. The downpayment is intended to share the materials and schedule risk that is taken on by both parties once a Purchase Order is placed for Products. As invoices are issued by Seller to Buyer with respect to shipped Products, a pro rata credit per shipped unit will be reflected on such invoices to account for the downpayment.

     A.4. Delivery Schedule. The delivery schedule for Product orders will be as stated on Purchase Orders placed by Buyer, based on quantity and delivery terms included in Seller's Price quote, and agreed upon by Seller.

     A.5. Testing. The Product functional and quality control testing to be performed to verify the Products' conformance to the Specifications at the time of delivery will be as per the testing and inspection procedures defined in the Device Master Record ("DMR") or otherwise established and agreed to by Buyer via Seller's Engineering Change Order ("ECO") process.

     A.6. Packaging. The Product packaging will be as currently specified in the DMR or otherwise established and agreed to by Buyer via Seller's ECO process.

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

                                                                   EXHIBIT 10.22
                                                          CONFIDENTIAL TREATMENT
                                                REQUESTED PURSUANT TO RULE 24B-2

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934. THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     A.7. Warranty. The warranty period for each Production Unit and/or Engineering Unit of those Products covered by the warranty provisions set forth in Section 10.4 of the Agreement shall be 180 days parts and labor. Any damage due to sources other than the Production Unit or Engineering Unit itself, abuse, or misuse of such Production Unit or Engineering Unit after shipment voids Seller's limited warranty of such Production Unit or Engineering Unit.

     A.8. Documentation. Consistent with FDA Class III/MDD Class III requirements.

     A.9. Records. Consistent with FDA Class III/MDD Class III requirements for clinical trial devices. The DMR and Device History Records shall be kept by Seller for the lesser of (a) ten (10) years from the date of manufacture for each device or (b) two (2) years after Seller's last production date of the Product. The Design History File shall be kept by Seller for two (2) years after Seller's last production date of the Product. In any event, the records shall be made available to Buyer upon request and offered for transfer prior to their deletion or destruction by Seller.

     A.10. Seller Responsibilities. Seller shall be responsible for the assembly, testing, and inspection of each Product as defined in the DMR.

     A.11. Buyer Responsibilities. Buyer shall be responsible for ensuring that the use of the Products in clinical trials meets all applicable regulatory requirements.

     A.12. Labeling, Serialization, and Traceability Requirements. Labeling, serialization and traceability of the Products shall be performed by Seller in a manner consistent with FDA Class III/MDD Class III requirements, as currently specified in the DMR or otherwise established and agreed to by Buyer via Seller's ECO process.

     A.13. Certificate of Conformance. Each shipment of Products at "interim release" or above will be accompanied by a certificate of conformance signed by a duly authorized representative of Seller certifying that, for those Products covered by the warranty provisions set forth in Section 10.4 of the Agreement, the shipped Production Units and/or Engineering Units meet the warranty requirements set forth in Section 10.4 of the Agreement. In addition, the certificate of conformance shall expressly identify by serial number those Engineering Units and/or Production Units, if any, that are not intended for human use and Seller shall affix a "not for human use" label to such units prior to shipment.

     A.14. Units Suitable for Human Use. Each Engineering Unit that (a) has been manufactured by Seller for Buyer pursuant to a Purchase Order delivered hereunder for Products, (b) represents an "interim release" Product as described in A.1 above (i.e., is at

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

                                                                   EXHIBIT 10.22
                                                          CONFIDENTIAL TREATMENT
                                                REQUESTED PURSUANT TO RULE 24B-2

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934. THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     a revision level at or above .50-a but below 001-a) and (c) is accompanied by a certificate of conformance pursuant to A.13 is suitable for human use.

     A.15. Process FMEA/Validation. Seller remains responsible for performing, at Buyer's expense, a Process FMEA per Seller's quality system and validation on any special processes or qualifications required under the QSR to build the device. In the event it is determined that any additional process validation activities are required, Seller will inform Buyer of the fees associated with such activities prior to performing the work.

     A.16. NRE Fees. Any non-recurring engineering ("NRE") fees incurred by Seller with respect to the Products, including without limitation any required supplier NRE fees, will be recharged to Buyer in accordance with the sustaining services and clinical support agreement contemplated by A.25 below.

     A.17. Long Lead-Time Purchases. Seller's current long lead times for purchasing Components for the Products (i.e., the lead times required to order and receive Components at Seller's dock, but not including Seller's receiving, inspection and Product assembly time, which typically requires an additional two to four weeks) are set forth in the following table:

                         Seller's Product       Long Lead Time       Seller's Component   Required Lead
        Product               Part #             Component(s)              Part #            Time(s)
----------------------   ----------------   ----------------------   ------------------   -------------
Pioneer Extender Cable     CC-0000-01-4     Pioneer Extender Cable      CC-0000-01-4          7 weeks

ASBY Pioneer               AE-0000-67-8     ASBY PCB Pioneer            AP-0000-76-8         16 weeks
Controller                                  System Controller
                                            Board

                                            ASBY PCB Pioneer            AP-0000-77-2         16 weeks
                                            Controller Power Board

ASBY Pioneer Monitor       AE-0000-70-4     PC Getac CA27 Rugged        EP-0000-03-2          9 weeks
                                            Tablet PC with 256MB
                                            RAM, 40GB Hard Drive.

                                            Accessories:

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

                                                                   EXHIBIT 10.22
                                                          CONFIDENTIAL TREATMENT
                                                REQUESTED PURSUANT TO RULE 24B-2

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934. THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                            Xbay-l, Global AC
                                            adapter.

Pioneer Monitor A/C        AM-0000-86-8     Pioneer Monitor AC          CE-0000-09-2          10 weeks
Power Supply with                           Adapter
Customer Label

Pioneer Monitor Data       CC-0000-01-5     Pioneer Monitor Data        CC-0000-01-5           7 weeks
Cable                                       Cable

ASBY Pioneer AC            AM-0000-84-1     Pioneer AC Adapter          CE-0000-07-5          10 weeks
Adapter kit

ASBY Pioneer DC            AE-0000-70-7     ASBY PCB Pioneer DC         AP-0000-80-4          16 weeks
Adapter                                     Adapter Board

Pioneer Controller         CC-0000-02-0     Pioneer Controller          CC-0000-02-0           7 weeks
Serial Port Dongle                          Serial Port Dongle

ASBY Pioneer Battery       AM-0000-86-5     Pioneer Battery Pack        CE-0000-08-9          15 weeks
Pack with Customer
Label

ASBY Pioneer Battery       AM-0000-86-6     Pioneer Battery             CE-0000-09-0          15 weeks
Charger with Customer                       Charger
Label

     Upon becoming aware of a material change in any lead-time requirements, Seller shall forthwith communicate such change to Buyer. All Purchase Orders for Products, including the requested delivery schedule set forth therein, shall be submitted by Buyer and accepted by Seller in recognition of Seller's lead time requirements for Components and receiving, inspection and assembly activities as communicated pursuant to this Section A.17.

     A.18. Service/Spare Parts Needs. Buyer is responsible for identifying and placing Purchase Orders for Buyer's spare parts requirements at the time of order. A separate arrangement will be made for the handling of spare units and the associated costs.

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

                                                                   EXHIBIT 10.22
                                                          CONFIDENTIAL TREATMENT
                                                REQUESTED PURSUANT TO RULE 24B-2

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934. THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     A.19. Excess/Scrap Components. The costs of scrap and/or non-conforming material incurred during normal production activities shall be borne by Seller. The cost of scrapped and/or excess Components up to 10% over the order quantity or other pre-approved purchase quantities shall be borne by Buyer in the event of part obsolescence, or the end of Product life at Seller. This is intended to cover Components that are no longer needed for the Product due to ECOs, or end of the Product manufacturing at Seller. Additionally, Buyer is responsible for excess Components that are purchased due to minimum buy quantities from the Product Component suppliers. Excess parts may be transferred to Buyer upon completion of the production orders in accordance with Section 4.5 of the Agreement.

     A.20. Design Changes. Seller will manage suppliers, parts specifications, and other associated documentation for the Products in Seller's internal systems, consistent with its obligations under the Agreement. However, the Price does not include the cost of future design changes to the Products. In the event of required or requested design changes, Seller will inform and obtain written approval from Buyer for the fees associated with such design changes prior to performing the work.

     A.21. Troubleshooting. Buyer is responsible for making improvements if any to resolve design issues. Seller will make reasonable efforts to increase Product yields and repair Products. Extensive troubleshooting and repair of design-related issues encountered during production and testing will be at Buyer's expense in accordance with Section 8.7 of the Agreement and/or pursuant to the separate sustaining services agreement contemplated by A.25.

     A.22. Service. See separate Servicing Agreement between Seller and Buyer for service terms.

     A.23. Equipment Maintenance. Seller will maintain equipment used in the assembly and testing of the Products as required by FDA regulations and ISO 13485 standards. This includes inspection, calibration and/or other maintenance as necessary. Buyer-owned equipment, if any, shall be calibrated and maintained as required at Buyer's expense in accordance with
     Section 8.2 of the Agreement.

     A.24. Test Fixtures and Equipment. Seller will provide standard assembly and test equipment. Any non-standard test equipment or fixtures will be provided by or purchased by Buyer. In addition, Buyer will provide Product-specific test equipment, fixtures and training on such devices free of charge.

     A.25. Sustaining Services; Clinical Support. A separate sustaining services and clinical support agreement with respect to the Products will be entered into by Seller and Buyer.

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

     IN WITNESS WHEREOF, each of the parties has caused this Exhibit A to be executed by its duly authorized representative effective as of the Effective Date.

SELLER:                                 BUYER:

MINNETRONIX, INC.                       HEARTWARE, INC.

For Seller Authorized                   For Buyer Authorized


By: /s/ Richard A. Nazarian             By: /s/ Dozier A. Rowe
    ---------------------------------       ------------------------------------

Printed Name: Richard A. Nazarian       Printed Name: Dozier A. Rowe

Title: President/CEO                    Title: COO

Date of Signature: 8/17/06              Date of Signature: 8/31/06